SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 8, 2011 (July 1, 2011)

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	94-1585250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4550 California Ave., Suite 600
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number:  661-864-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

As previously reported, on May 31, 2011, Select Resources Corporation, Inc. (“Select”), a wholly-owned subsidiary of Tri-Valley Corporation (the “Company”), entered into a binding letter of intent (the “Letter of Intent”) with US Gold Corporation (“US Gold”), which outlined the principal terms and conditions for a four-year Exploration Lease with Option to Purchase Property and Form Joint Venture (the “Definitive Agreement”) with respect to Select’s Richardson Project (“Richardson”) in Alaska.  On July 1, 2011, Select and US Gold executed the Definitive Agreement.

Under the terms of the Definitive Agreement, US Gold has acquired an exploration lease for Richardson, along with an exclusive option to purchase a 60% interest in the project and the right to enter into a joint venture with Select for its development. US Gold’s option to purchase a 60% interest in Richardson will vest upon completion of $5 million of exploration expenditures and 30,000 feet of core drilling during the term of the Definitive Agreement.  The parties have agreed that US Gold may terminate the Definitive Agreement after completing $2.2 million in exploration expenditures and performing 15,000 feet of core drilling at Richardson, which is required during the first two years of the Definitive Agreement.  Should US Gold elect to terminate the Definitive Agreement, Select will retain its 100% interest in Richardson. Select received its first option payment of $200,000 upon execution of the Definitive Agreement and will receive another $100,000 upon reaching the first anniversary of the agreement. Select is also entitled to receive additional option payments of $100,000 for each of the remaining two years of the exploration lease period if US Gold exercises its option.

The foregoing description of the Definitive Agreement does not purport to be complete and is qualified in its entirety by reference to the Definitive Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.  A copy of the Company’s press release announcing the execution of the Definitive Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1	Exploration Lease with Option to Purchase Property and Form Joint Venture, dated as of July 1, 2011, by and between Select Resources Corporation, Inc., and US Gold Corporation.

99.1	Press release, dated July 6, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2011	TRI-VALLEY CORPORATION /s/ Maston N. Cunningham
Maston N. Cunningham, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Exploration Lease with Option to Purchase Property and Form Joint Venture, dated as of July 1, 2011, by and between Select Resources Corporation, Inc., and US Gold Corporation.

99.1	Press release, dated July 6, 2011.